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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     June 18, 2002



                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

        DELAWARE                         0-19974                33-0022692
        --------                         -------                ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 of incorporation)                                           Identification No.)

951 Calle Amanecer, San Clemente, California                      92673
--------------------------------------------                      -----
  (Address of principal executive offices)                      (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 18, 2002, the Registrant dismissed Arthur Andersen LLP ("Andersen") as its independent accountant.

         Andersen's report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion, a disclaimer of opinion or a qualification.

         The decision to change independent accountants was approved by the Registrant's Audit Committee.

         During the Registrant's past two years and the subsequent interim period, there have not been any disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there have not been any "reportable events" as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

         Registrant has furnished Andersen a copy of this Form 8-K, and requested Andersen to furnish the Registrant a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the preceding, or, if not, stating the respects in which it does not agree. That letter is provided as an exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)      Exhibits

16.1 Letter of Arthur Andersen LLP regarding change in independent public accountants.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 19, 2002

                                                 ICU MEDICAL, INC.



                                                 /s/ Francis J. O'Brien
                                                 ----------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer